UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

American Integrity Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42634	33-2925846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5426 Bay Center Drive, Suite 600 Tampa, FL	33609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 880-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AII	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2025, American Integrity Insurance Group, Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and its amended and restated bylaws (the “Bylaws”) became effective in connection with the initial public offering of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). As described in the final prospectus, dated May 7, 2025 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-286524), as amended, initially filed with the Securities and Exchange Commission on April 14, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective prior to the consummation of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus and is incorporated by reference herein.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (i) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (ii) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On May 9, 2025, the Company completed its initial public offering of an aggregate of 6,875,000 shares of Common Stock at a price to the public of $16.00 per share, 6,250,000 of which shares were sold by the Company and 625,000 of which shares were sold by certain selling stockholders. The gross proceeds to the Company from the initial public offering were $100,000,000 and gross proceeds to the selling stockholders from the initial public offering were $10,000,000, before deducting underwriting discounts and commissions and estimated offering expenses. The Company did not receive any proceeds from the sale of shares of Common Stock in the offering by the selling stockholders. The selling stockholders have granted the underwriters an option, for a period of 30 days, to purchase up to 1,031,250 additional shares of Common Stock.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of American Integrity Insurance Group, Inc.

3.2	Amended and Restated Bylaws of American Integrity Insurance Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTEGRITY INSURANCE GROUP, INC.

Date: May 9, 2025	By:	/s/ Robert Ritchie
Robert Ritchie
Chief Executive Officer